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                                                                       Exhibit 5


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[TOUCHSTONE LOGO]                                 FOR ASSISTANCE IN COMPLETING THIS APPLICATION, CALL 1-800-669-2796
TOUCHSTONE SELECT VARIABLE ANNUITY                UNDERWRITTEN BY:     WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                                                          MAIL TO:  TOUCHSTONE VARIABLE ANNUITY SERVICE CENTER
                                                                                                 P.O. BOX 2850
                                                                                     CINCINNATI, OH 45201-2850
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OWNER    o INDIVIDUAL      o CORPORATION    o TRUST
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Name - First      Middle   Last                      o Male           Birth Date        -      -
                                                     o Female         (m-d-y)
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Trust or Corporation Name                            Phone #

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Address - Street                                     Social Security #
                                                     or T.I.N.
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City               State            Zip              Relationship
                                                     to Annuitant
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o JOINT OWNER
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Name - First      Middle   Last                      o Male           Birth Date        -      -
                                                     o Female         (m-d-y)
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Address - Street                                     Social Security #
                                                     or T.I.N.
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City               State            Zip              Relationship
                                                     to Annuitant
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ANNUITANT Complete if different from Owner
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Name - First      Middle   Last                      o Male           Birth Date        -      -
                                                     o Female         (m-d-y)
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Address - Street                                     Social Security #

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City               State            Zip

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o CONTINGENT ANNUITANT
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Name - First      Middle   Last                      o Male           Birth Date        -      -
                                                     o Female         (m-d-y)
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Address - Street                                     Social Security #

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City               State            Zip

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BENEFICIARY Full Name of Beneficiary(ies) and Relationship to Owner
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A. Primary Beneficiary(ies):  (Additional Beneficiary form may be required for tax qualified plans.)
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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B. Contingent Beneficiary(ies):  To receive benefits if none of the Primary Beneficiaries survive the Annuitant prior to the
                                 Income Date.
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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INVESTMENT INFORMATION Please make check payable to Western-Southern Life Assurance Company
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Initial Purchase Payment $ _________________________ 1035 Exchange?  o No   o Yes               Income Date (m-d-y)      -    -
                                                     (Please submit appropriate exchange forms)
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Will this contract replace any life insurance policy or annuity contract in this or any other company?  o No   o Yes

If yes, please list company name: ________________________________________________ Policy/Contract Number: _________________________
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PLAN TYPE (Check only one):  o Non-Qualified   o 457    o  401(k)  o 403(b)   o Pension/Profit Sharing    o
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Other:________________________
                    o Ordinary IRA              o Roth IRA                              o SEP-IRA or o SIMPLE-IRA
                       o Contribution*              o Contribution*                        o Employer Contribution*
                       o Transfer                   o Transfer from Roth IRA               o Employee Salary Deferral Contribution*
                       o Rollover                   o Conversion from Ordinary IRA

*Contribution for tax year    Year __________  $________________    Year __________  $________________
Note: If the plan is being funded by transfer, rollover or conversion in the year, or any year after, the owner attains age 70-1/2, any minimum distribution requirement for the year of funding cannot be placed in this contract.
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
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INVESTMENT ALLOCATION Must be whole percentage; Minimum of 5%; Must total 100%
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o Allocate my purchase payment(s) among the following investment options (MUST BE COMPLETED):
__________ % Emerging Growth      ___________ % Value Plus      _________ % Balanced           ____________ % Bond
__________ % International Equity ___________ % Growth & Income _________ % Income Opportunity ____________ % Standby Income

o I prefer to use the following Touchstone Asset  Allocation model:______________.
                                                                      Model #
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DOLLAR COST AVERAGING $10,000 minimum Contract Value required; Must be whole percentage; Minimum of 5%; Must total 100%
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Please transfer $___________($200 minimum) from the (check one) o Standby Income  o Fixed Account
Frequency:  o  Monthly  o Quarterly         Transfer period:  o _____________ months/quarters (12-months or 4 quarters minimum)
                                                              o until source fund is depleted

o Dollar cost average among the following investment option(s): (If not completed, Touchstone will use Investment Allocation indicated above.)
__________ % Emerging Growth      ___________ % Value Plus      _________ % Balanced           ____________ % Bond
__________ % International Equity ___________ % Growth & Income _________ % Income Opportunity ____________ % Standby Income

o I prefer to use the following Asset Allocation model:_________________________.
                                                                 Model #
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AUTOMATIC REBALANCING
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Do you wish to employ the automatic rebalancing feature?  o  No        o  Yes
Frequency:  o  Quarterly   o  Semi-Annually    o Annually     Note:  If frequency is not selected, quarterly rebalancing will apply.

Model Number: ____________ Note: Automatic Rebalancing is not available if Dollar Cost Averaging is from Standby Income.
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One of the following three death benefit options MUST be selected prior to the issue of your annuity contract. Once selected, the death benefit option cannot be changed.

o  Standard Death Benefit*  o Annual Step-Up Death Benefit  o  8% Accumulating Death Benefit
*Owners age 75 and older at contract date will receive the Standard Death Benefit.
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TELEPHONE ACCESS AUTHORIZATION
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o No o Yes If answered yes, I (We) authorize Western-Southern Life Assurance Company and its affiliates to honor telephone instructions from any person who can furnish proper identification to transfer values among the different investment options. I (We)
understand that I am (we are) responsible for losses due to unauthorized or fraudulent telephone instructions to the extent and under the circumstances described in the variable annuity contract Prospectus under the caption "TRANSFERS." I (We) further understand that the telephone privilege may be modified, suspended, or discontinued at any time and without prior notice. THIS WILL
NOT APPLY IF NEITHER BOX IS CHECKED.
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SIGNATURES
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The statements and answers in this application are true and complete to the best of my (our) knowledge and belief. Under penalty of perjury, I (we) certify that the social security number(s) and/or tax identification number(s) listed above is (are) correct. Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud. I (WE) UNDERSTAND THAT ALL VALUES, WHEN
BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A DOLLAR AMOUNT. I ACKNOWLEDGE
RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

o Please send me a copy of the Statement of Additional Information to the Prospectus.
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Signed At:     City                     State                    Date(m-d-y):   ___ - ___ - ___

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Owner                                   Joint Owner:
X                                       X
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Annuitant (Required only for tax qualified & 457 plans)
X
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REGISTERED REP/AGENT INFORMATION
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By signing below, the Registered Rep/Agent certifies that:
a) The questions contained in this application were asked of the Owner and the answers duly recorded; that this application is complete and true to the best of my knowledge and belief; and
b) I am NASD registered and state licensed for variable annuity contracts where this application is written; and
c) To the best of my knowledge and belief, this application o does o does not involve replacement of existing life insurance or annuities.
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Registered Rep/Agent                                             Registered Rep/Agent # __ __ __ __ __ __
X
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Print name of Registered Rep/Agent                     Dealer/General Agent

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Branch Office Street Address                                     Business Phone

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City                                                             State                 Zip Code

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